UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2004

i2 TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28030	75-2294945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events.

On April 27, 2004, i2 Technologies, Inc. (the “Company”) entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with R2 Investments, LDC (the “Investor”), whereby the Investor has agreed to purchase, subject to certain conditions, 100,000 shares of the Company’s 2.5% Series B Convertible Preferred Stock (the “Series B Shares”) at a purchase price of $1,000 per Series B Share. Pursuant to the terms of the Purchase Agreement, the Investor will also have certain preemptive rights upon the issuance of certain of our securities during the three year period following closing of the transaction. The terms of the purchase and sale are more fully set forth in the Purchase Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.

Dividends on the Series B Shares, which may be paid in cash or in additional Series B Shares, will be payable semi-annually at the rate of 2.5% per year. The Series B Shares will automatically convert into shares of the Company’s common stock on the tenth anniversary of issuance and will be convertible into shares of common stock at the option of the holder at any time prior thereto. The initial conversion price, which is subject to certain adjustments, will be $.926 per share. Under certain circumstances, the Company will also have the right to redeem the Series B Shares. The terms and conditions of the Series B Shares are set forth in the form of Certificate of Designations attached hereto as Exhibit 3.1 and incorporated herein by reference (the “Certificate of Designations”).

Concurrently with the closing of the transactions contemplated by the Purchase Agreement, the Company and the Investor will enter into a Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company will agree to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the Company’s common stock and the Company’s 5.25% Convertible Subordinated Debentures due 2006, beneficially owned by the Investor.

In connection with the execution of the Purchase Agreement, the Company has amended the Rights Agreement, dated as of January 17, 2002, between the Company and Mellon Investor Services, LLC (the “Rights Agreement”), to exclude the Investor from the definition of an Acquiring Person under the Rights Agreement, so long as the Investor’s beneficial ownership of the Company’s common stock, excluding any shares acquired pursuant to the terms of the Purchase Agreement and the Certificate of Designations, is less than 15% of the outstanding shares of common stock of the Company. This description of the amendment to the Rights Agreement is qualified in its entirety by the First Amendment to Rights Agreement attached hereto as Exhibit 4.2 and incorporated herein by reference.

On April 27, 2004, the Company issued a press release related to the Purchase Agreement and the transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 7. Exhibits.

(c)	Exhibits.

Exhibit Number	Description
3.1	Form of Certificate of Designation of 2.5% Series B Convertible Preferred Stock of i2 Technologies, Inc.

4.1	Preferred Stock Purchase Agreement, dated as of April 27, 2004, by and between i2 Technologies, Inc. and R2 Investments, LDC

4.2	First Amendment to Rights Agreement, dated as of April 27, 2004, between i2 Technologies, Inc. and Mellon Investor Services LLC

10.1	Form of Registration Rights Agreement to be entered into by and between i2 Technologies, Inc. and R2 Investments, LDC

99.1	Press Release dated April 27, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i2 TECHNOLOGIES, INC.

By:	/s/ Katy Murray
Name:	Katy Murray
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: May 3, 2004

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Form of Certificate of Designation of 2.5% Series B Convertible Preferred Stock of i2 Technologies, Inc.

4.1	Preferred Stock Purchase Agreement, dated as of April 27, 2004, by and between i2 Technologies, Inc. and R2 Investments, LDC

10.1	Form of Registration Rights Agreement to be entered into by and between i2 Technologies, Inc. and R2 Investments, LDC

99.1	Press Release dated April 27, 2004.

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